EXHIBIT 10.61

EXECUTION COPY

Communication Intelligence Corporation

___________________________________

Note and Warrant Purchase Agreement

___________________________________

Dated as of

September 20, 2011

EXHIBIT 10.61

TABLE OF CONTENTS

Page

1. Purchase and Sale of the Note and Warrant	1
1.1 Authorization of Issuance of the Note and the Warrant	1
1.2 Purchase and Sale of the Note and the Warrant	1
1.3 Use of Proceeds	1
1.4 Closing	2
1.5 Delivery	2

2. Representations and Warranties of the Company	2
2.1 Organization, Standing and Power	2
2.2 Certificate of Incorporation and Bylaws	2
2.3 Power; Authority and Enforceability	2
2.4 Capitalization	2
2.5 Authorization; Consents	3
2.6 Absence of Conflicts	3
2.7 Compliance of Conflicts	4
2.8 Governmental Consents	4
2.9 SEC Reports; Disclosure	4
2.10 Financial Statements	5
2.11 Disclosure	5

3. Representations and Warranties the Each Investor	5
3.1 Organization and Qualification	5
3.2 Authorization and Enforceability	5
3.3 Purchase Entirely for Own Account	6
3.4 Access to Information	6
3.5 Investment Experience	6
3.6 Accredited Investor	6
3.7 Restricted Securities	6
3.8 Legends	6

4. Conditions to Closing, Covenants of Company	7
4.1 Conditions of Investor’s Obligations at Closing	7
4.2 Conditions to Obligations of the Company	7
4.3 Reservation of Stock	8

5. Miscellaneous	8
5.1 Wavers and Amendments	8
5.2 Governing Law	8
5.3 Survival	8
5.4 Successors and Assigns	8
5.5 Entire Agreement	8
5.6 Notices, etc	8
5.7 Severability	9

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5.8 Counterparts	9
5.9 Non-Liability of Investor	9
5.10 Expenses	10
5.11 Waiver of Jury Trial	10
5.12 Further Assurances	10
5.13 Delays or Omissions	10

Schedule A - List of investors
Exhibit A - Form of Unsecured Convertible Promissory Note
Exhibit B - Form of Warrant to Purchase Preferred Stock

-ii-

EXHIBIT 10.61
Communication Intelligence Corporation

Note and Warrant Purchase Agreement

This Note and Warrant Purchase Agreement (the “Agreement”) is dated as of September 20, 2011, by and among Communication Intelligence Corporation, a Delaware corporation (the “Company”), and the investor listed on Schedule A attached hereto (the “Investor”).

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue and sell to the Investor at the Closing (i) an unsecured convertible promissory note in the original aggregate principal amount of $500,000 in the form attached hereto as Exhibit A (the “Note”) and (ii) a warrant (the “Warrant”) to purchase such number of shares of Common Stock of the Company as determined by dividing (x) 25% of the aggregate principal amount of the Note purchased by the Investor, by (y) the exercise price of $0.0225 per share (the “Warrant Exercise Price”) in the form attached hereto as Exhibit B, and the Investor desires to purchase the Note and the Warrant from the Company on the terms and conditions set forth herein;

WHEREAS, the board of directors of the Company, the Special Committee of the board of directors of the Company (the “Special Committee”), the requisite holders of the Series B Preferred Stock of the Company (the “Series B Preferred Stock”) and the requisite holders of the Series C Preferred Stock of the Company (the “Series C Preferred Stock”) have approved the execution and delivery of this Agreement, the Note, the Warrant and all ancillary agreements related hereto, and the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the premises and agreements contained in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of the Note and Warrant.

1.1 Authorization of Issuance of the Note and the Warrant.  Subject to the terms and conditions of this Agreement, on or prior to the date of the Closing, the Company shall have authorized the issuance and sale to the Investor of the Note and the Warrant.

1.2 Purchase and Sale of the Note and the Warrant.  Subject to the terms and conditions of this Agreement, the Investor hereby agrees to purchase at the Closing, and the Company hereby agrees to issue and sell to such Investor at the Closing (i) a Note, dated as of the date of the Closing, in the original principal amount equal to the dollar amount set forth opposite such Investor’s name under the heading “Original Principal Amount” on Schedule A hereto and (ii) a Warrant to purchase shares of Common Stock of the Company as set forth opposite such Investor’s name under the heading “Number of Warrant Shares” on Schedule A hereto, in exchange for cash in the amount set forth opposite such Investor’s name under the heading “Original Principal Amount” on Schedule A hereto.

1.3	Use of Proceeds. The Company agrees to use the net proceeds from the sale and issuance of the Note and Warrant pursuant to this Agreement for working capital and other general corporate purposes.

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1.4 Closing.  The purchase and sale of the Note and the Warrant will take place at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, New York 10036 on the date hereof, or at such other time and place the Company and the Investor shall mutually agree, either orally or in writing (which time and place are designated as the “Closing”).

1.5 Delivery.  At the Closing, the Company will deliver to the Investor (a) the Note, the original principal amount of which shall be in such amount as is indicated next to such Investor’s name under the heading “Original Principal Amount” on Schedule A attached hereto, (b) the Warrant to purchase shares of Common Stock of the Company as set forth opposite such Investor’s name under the heading “Number of Warrant Shares” on Schedule A hereto, and (c) this Agreement, each executed by the Company.  At the Closing, the Investor shall deliver to the Company the amount set forth opposite such Investor’s name under the heading “Original Principal Amount” on Schedule A hereto by bank check, personal check or wire transfer of immediately available funds to such account as the Company designates, and this Agreement, executed by the Investor.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

2.1 Organization, Standing and Power.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as contemplated to be conducted.  The Company is duly qualified to transact business as a foreign corporation and is in good standing in any jurisdiction in which the failure to do so would have a material adverse effect on its business, properties, prospects or condition (financial or otherwise).

2.2 Certificate of Incorporation and Bylaws.  The Company has delivered to the Investor true, correct, and complete copies of the certificate of incorporation of the Company as in effect on the date hereof (the “Certificate of Incorporation”) and the Company’s bylaws as in effect on the date hereof (the “Bylaws”).

2.3 Power; Authority and Enforceability.  The Company has all requisite corporate power and authority to execute and deliver this Agreement, the Note and the Warrant (each, a “Loan Document” and, collectively, the “Loan Documents”) and to perform fully its obligations hereunder and thereunder.  The Company has all requisite corporate power and authority to issue and sell the Note and the Warrant to the Investor hereunder.  The execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company.  The Loan Documents have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity.

2.4 Capitalization.

(a) Immediately prior to the date hereof, the Company is authorized to issue 1,074,500,000 shares of capital stock of which (i) 1,050,000,000 are designated as Common Stock, of which 191,228,541 shares are issued and outstanding (ii) and 24,500,000 are designated as Preferred Stock, of which (A) 2,000,000 are designated as Series A-1 Cumulative Convertible Preferred Stock (“Series A-1 Preferred Stock”) of which 845,895 shares are issued and outstanding, (B) 14,000,000 of which are designated Series B Participating Convertible Preferred Stock (“Series B Preferred Stock”) of which 8,801,274 shares are issued and outstanding, (C) 4,100,000 of which are designated Series C Participating Convertible Preferred Stock  (“Series C Preferred Stock”) of which 3,376,066 shares are issued and outstanding, and (D)

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4,400,000 which remain unallocated.  4,000,000 shares of Common Stock are reserved for issuance under the Company’s 1999 Stock Option Plan, under which 1,248,828 shares are subject to outstanding options and no further grants will be made; 7,000,000 shares of Common Stock are reserved for issuance under the Company’s 2009 Stock Compensation Plan, under which 2,478,913 shares are subject to outstanding awards and 4,448,102 shares are available for grant; 50,000,000 shares of Common Stock are reserved for issuance under the Company’s 2011 Stock Compensation Plan, under which 40,221,257 shares are subject to outstanding awards and 9,778,743 shares are available for grant; and 3,679,443 shares are subject to outstanding non-plan awards An aggregate of 542,106,699 shares of Common Stock are reserved for issuance upon the exercise of warrants and other convertible securities outstanding on the date hereof. As of the date hereof the Company has no other shares of capital stock authorized, issued, outstanding or reserved.

(b) As of the date hereof, other than as set forth in Section 2.4(a), (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock, nor are any such issuances or arrangements contemplated; (ii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interests therein or, other than in connection with its Series B Preferred Stock or Series C Preferred Stock in accordance with its terms, to pay any dividend or make any distribution in respect thereof; and (iii) the Company has not reserved any shares of capital stock for issuance pursuant to any stock option plan or similar arrangement.

(c) There have been no adjustments to the exercise price or the conversion price of any options, warrants or other securities convertible into or exchangeable for shares of Common Stock, including Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not trigger any conversion or exercise price adjustments or any other anti-dilution rights or provisions relating to any shares of capital stock of the Company or any securities or rights convertible into or exercisable or exchangeable for shares of capital stock of the Company.

2.5 Authorization; Consents.  The execution, delivery and performance by the Company of this Agreement and the other Loan Documents, the sale, issuance and delivery of the Note and the Warrant and the performance of all of the obligations of the Company under this Agreement and each of the other Loan Documents have been authorized by the Company’s board of directors, the Special Committee, the requisite holders of the Series B Preferred Stock and the requisite holders of the Series C Preferred Stock, and no other corporate action on the part of the Company and no other corporate or other approval or authorization is required on the part of the Company or any other individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated organization, joint venture, joint stock company, or a government or any agency or political subdivision thereof or other entity of any kind (each a “Person”), by Law or otherwise, in order to make this Agreement and the other Loan Documents the valid, binding and enforceable obligations (subject to (i) Laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and (ii) rules of Law governing specific performance, injunctive relief, or other equitable remedies) of the Company, as the case may be.  “Law” shall mean any foreign, federal, state or local law, statute, rule, regulation, ordinance, code, directive, writ, injunction, decree, judgment or order applicable to the Company.

2.6 Absence of Conflicts.  The Company is not in violation of or default under any provision of its Certificate of Incorporation or its Bylaws.  Other than the consent required from the holders of each of the Series B Preferred Stock and Series C Preferred Stock to the

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transactions contemplated hereby, which consent shall be obtained prior to Closing, the execution, delivery, and performance of, and compliance with the Loan Documents, and the consummation of the transactions contemplated hereby and thereby, have not and will not:

(a)           violate, conflict with or result in a breach of any provision of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, any of the terms, conditions or provisions of the Company’s Certificate of Incorporation or its Bylaws or any Material Contract; or

(b)           violate any judgment, ruling, order, writ, injunction, award, decree, or any Law or regulation of any court or federal, state, county or local government or any other governmental, regulatory or administrative agency or authority which is applicable to the Company or any of its assets, properties or businesses.

“Material Contract” shall mean all written and oral contracts, agreements, deeds, mortgages, leases, subleases, licenses, instruments, notes, commitments, commissions, undertakings, arrangements and understandings (i) which by their terms involve, or would reasonably be expected to involve, aggregate payments by or to the Company during any 12-month period in excess of $50,000, (ii) the breach of which by the Company or its subsidiary would be material to the Company or its subsidiary or (iii) which are required to be filed as exhibits by the Company with the SEC pursuant to Items 601(b)(4) and 601(b)(10) of Regulation S-K promulgated by the SEC.

2.7 Compliance with All Securities Laws; Offering Exemption.  Assuming the truth and accuracy of the Investor’s representations and warranties set forth in Section 3 hereof, (i) the offer and sale of the Note and the Warrant are exempt from registration under the Securities Act, and will be registered or qualified (or exempt from registration or qualification) under applicable state securities and “blue sky” Laws, as currently in effect, and (ii) the issuance and delivery of the Note, and the shares of Preferred Stock issuable upon conversion thereof, and the Warrant, and the shares of Common Stock issuable upon conversion thereof, respectively (and the Common Stock issuable upon conversion of the Preferred Stock) (collectively, the “Securities”), as contemplated by this Agreement, do not violate or breach any applicable securities laws.

2.8 Governmental Consents.  No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company’s valid execution, delivery or performance of this Agreement or the issuance and sale of the Securities, except such filings as have been made prior to the Closing, any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods thereafter.

2.9 SEC Reports; Disclosure.  The Company has filed all required forms, reports and documents with the Securities and Exchange Commission (the “SEC”) since December 31, 2010, each of which has complied in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, each as in effect on the date such forms, reports and documents were filed.  The Company has made available to the Investor, in the form filed with the SEC (including any amendments thereto) its (i) Annual Report on Form 10-K for the year ended December 31, 2010; (ii) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2011 and June 30, 2011; (iii) Current Reports on Form 8-K dated December 31, 2010, January 24, 2011, January 28, 2011, March 7, 2011, March 29, 2011, March 31, 2011, May 26, 2011, July 14, 2011 and August 11, 2011 and on Form 8-K/A dated August 11, 2011 and (iv) all definitive proxy statements relating to the Company’s meeting of

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shareholders (whether annual or special) held since December 31, 2010 (collectively, the “SEC Reports”).  None of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.10 Financial Statements.  Included in the SEC Reports are the audited financial statements of the Company as at and for the years ended December 31, 2010 and 2009 and the unaudited financial statements of the Company for the fiscal quarters ended March 31, 2011 and June 30, 2011 (the “Financial Statements”).  The Financial Statements have been prepared in accordance with GAAP and fairly present the financial condition and operating results of the Company and its subsidiary on a consolidated basis as of the dates, and for the periods, indicated therein, except that the unaudited financial statements as at and for the quarters ended March 31, 2011 and June 30, 2011 are subject to normal year-end adjustments and do not contain all notes required under GAAP.  As of the date hereof, the Company has no liabilities, obligations or commitments of any nature (whether accrued, absolute, contingent, unliquidated or otherwise, due or to become due and regardless of when addressed) other than (a) liabilities that have arisen in the ordinary course of business consistent with past practice since the date of the Company’s most recent quarterly report on Form 10-Q that are not in excess of $100,000 in the aggregate and (b) obligations to perform after the date hereof any contracts or agreements which have been disclosed or which are not required to be disclosed in the SEC Reports because such contracts and agreements are not material to the Company.

2.11 Disclosure.  The Company understands and confirms that the Investor will rely on the foregoing representations in purchasing securities of the Company.  No representation or warranty by the Company contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that the Investor does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof.

3. Representations and Warranties of the Investor.  The Investor hereby represents and warrants to the Company that:

3.1 Organization and Qualification.  The Investor is duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization to carry on its business as it is now being conducted or proposed to be conducted.

3.2 Authorization and Enforceability.  The Investor has all requisite corporate power and authority to enter into the Loan Documents, as applicable.  The execution, delivery and performance by the Investor of the Loan Documents to which it is a party, and the performance of all of the obligations of such Investor under each of such Loan Documents have been duly and validly authorized, and no other action, approval or authorization is required on the part of such Investor in order to make the Loan Documents the valid, binding and enforceable obligations (subject to (i) Laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and (ii) rules of Law governing specific performance, injunctive relief, or other equitable remedies) of such Investor.  The Loan Documents constitute legal, valid and binding obligations of the Investor, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity.

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3.3 Purchase Entirely for Own Account.  The Securities will be acquired for investment for Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation in any of the Securities to such person or to any third person.

3.4 Access to Information.  The Investor has been given access to the Company and has had an opportunity to ask questions and receive answers from the Company regarding the Company’s business, prospects, properties and condition (financial or otherwise) and the terms and conditions of the offering and sale of the Securities.  The foregoing, however, does not limit or modify in any respect the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

3.5 Investment Experience.  The Investor acknowledges that it is able to fend for itself and bear the economic risk of its investment, including the complete loss thereof, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.  The Investor has not been organized for the purpose of acquiring the Securities.

3.6 Accredited Investor.  The Investor is an “accredited investor” within the meaning of the Securities and Exchange Commission’s Rule 501 of Regulation D as promulgated under the Securities Act.

3.7 Restricted Securities.  The Investor understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.  In this connection, the Investor is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.  The Investor understands Rule 144 is not currently available for the sale of the Securities.

3.8 Legends.  It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

(a) “NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.”

(b) Any legend required by the laws of any applicable state.

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4. Conditions to Closing; Covenants of Company.

4.1 Conditions of Investor’s Obligations at Closing.  The obligations of the Investor under this Agreement are subject to the fulfillment, on or prior to the date of the Closing, of each of the following conditions, any of which may be waived in whole or in part in writing by the Investor:

(a) The representations and warranties made by the Company in Section 2 shall be true and correct when made, and shall be true and correct on the date of Closing with the same force and effect as if they had been made on and as of the same date.

(b) The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the date of Closing.

(c) No material adverse effect on the Company’s business, properties, prospects or condition (financial or otherwise) shall have occurred between June 30, 2011 and the date of the Closing and the President and/or Chief Executive Officer of the Company shall deliver to the Investor at the Closing a certificate stating that the conditions specified in Sections 4.1(a), (b) and (c) have been fulfilled.

(d) Except for the notices required or permitted to be filed after the date of Closing pursuant to applicable federal and state securities laws, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Securities.

(e) At the Closing, the sale and issuance by the Company, and the purchase by the Investor, of the Securities shall be legally permitted by all laws and regulations to which such Investor and/or the Company are subject.

(f) At the Closing, the Company shall have delivered to the Investor a certificate executed by the Secretary of the Company dated as of the date of the Closing certifying with respect to (i) a copy of the Company’s Certificate of Incorporation and its Bylaws in effect on such date and that the Company is not in violation of or default under any provision of its Certificate of Incorporation or Bylaw as of and on the date of the Closing and (ii) board resolutions of the Company authorizing the transactions contemplated by this Agreement and the other Loan Documents.

(g) The Company shall have executed and delivered to the Investor the Note, in the form attached hereto as Exhibit A, and the Warrant, in the form attached hereto as Exhibit B, in each case in accordance with the original principal amounts and number of shares set forth on Schedule A opposite such Investor’s name.

4.2 Conditions to Obligations of the Company.  The Company’s obligation to issue and sell the Note and the Warrant at the Closing is subject to the fulfillment, to the Company’s reasonable satisfaction, on or prior to the date of Closing, of the following conditions, any of which may be waived in whole or in part by the Company:

(a) The representations and warranties made by the Investor in Section 3 shall be true and correct when made, and shall be true and correct on the date of Closing with the same force and effect as if they had been made on and as of the same date.

(b) The Investor shall have delivered to the Company in accordance with Section 1.5 the dollar amount set forth opposite such Investor’s name under the heading “Original Principal Amount” on Schedule A hereto.

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4.3 Reservation of Stock.  The Company covenants that during the term the Note is convertible and the Warrant is exercisable, the Company will (i) reserve from its authorized and unissued Preferred Stock (and Common Stock issuable upon conversion thereof), a sufficient number of shares to provide for the issuance of the Preferred Stock (and Common Stock issuable upon conversion thereof), upon conversion of the Note, (ii) reserve from its authorized and unissued Common Stock, a sufficient number of shares to provide for the issuance of the Common Stock, upon exercise of the Warrant, and (iii) take all necessary steps to amend its Certificate of Incorporation to provide sufficient reserves of shares of Preferred Stock (and Common Stock issuable upon conversion thereof) issuable upon conversion of the Note and Common Stock issuable upon exercise of the Warrant.

5. Miscellaneous.

5.1 Waivers and Amendments.  Any provision of this Agreement, the Note or the Warrant may be amended, waived or modified (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), upon the written consent of the Company and the Investor.

5.2 Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.  Each of the parties hereto hereby irrevocably consents to the (non-exclusive) jurisdiction of the courts of the State of New York and of any Federal court located therein in connection with any suit, action or other proceeding arising out of or relating to the Loan Documents and waives any objection to venue in the State of New York.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction or any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.6 shall be deemed effective service of process on such party.

5.3 Survival.  The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Investor and the Closing of the transactions contemplated hereby indefinitely.

5.4 Successors and Assigns.  The Company may not assign its rights or obligations under the Loan Documents without the prior written consent of the Investor.  Subject to the foregoing sentence and the restrictions on transfer described in the Note, the provisions hereof and of the other Loan Documents shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and thereto.

5.5 Entire Agreement.  This Agreement (including the Schedules and Exhibits attached hereto), the Note and the Warrant constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

5.6 Notices, etc.  All notices and other communications required or permitted hereunder shall be effective upon receipt, shall be in writing, and may be delivered in person, by fax, overnight delivery service or United States mail, in which event they may be mailed by first-

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class, certified or registered, postage prepaid, addressed (a) if to the Investor, at the Investor’s address and facsimile number set forth on the signature page hereto, or to such other address or facsimile number as such Investor shall have furnished to the parties hereto in writing, or (b) if to the Company, at its address and facsimile number set forth on the signature page hereto, or at such other address or facsimile number as the Company shall have furnished to the parties hereto in writing.

5.7 Severability.  If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.8 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.  Any signature page delivered by a fax machine or email shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto.  Any party who delivers such a signature page agrees to deliver promptly an original counterpart to each party to whom the faxed or emailed signature page was sent.

5.9 Non-Liability of Investor.  The relationship between the Company and the Investor is a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between such Investor and the Company.  All information supplied to the Investor is for Investor’s protection only and no other party is entitled to rely on such information.  There is no duty for the Investor to review, inspect, supervise, or inform the Company of any matter with respect to the Company’s business.  The Investor and the Company intend that such Investor may reasonably rely on all information supplied by the Company to such Investor, together with all representations and warranties given by the Company to such Investor, without investigation or confirmation by such Investor and that any investigation or failure to investigate will not diminish such Investor’s right to so rely.

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5.10 Expenses. Regardless of whether the Closing is effected, except as otherwise provided in the Note, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the other Loan Documents; provided, however, that the Company agrees to promptly pay all legal fees and out-of-pocket expenses incurred by counsel to the Investor in connection with the transactions contemplated by this Agreement and the other Loan Documents.

5.11 Waiver of Jury Trial.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE INVESTOR AND THE COMPANY HEREBY WAIVE, AND COVENANT THAT NEITHER THE COMPANY NOR THE INVESTOR WILL ASSERT, ANY RIGHT TO TRIAL BY JURY ON ANY ISSUE IN ANY PROCEEDING, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS

AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR IN ANY WAY CONNECTED WITH, RELATED OR INCIDENTAL TO THE DEALINGS OF THE INVESTOR AND THE COMPANY HEREUNDER OR THEREUNDER, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN TORT OR CONTRACT OR OTHERWISE.  The Company acknowledges that it has been informed by the Investor that the provisions of this Section 5.11 constitute a material inducement upon which the Investor is relying and will rely in entering into this Agreement. The Investor or the Company may file an original counterpart or a copy of this Section 5.11 with any court as written evidence of the consent of the Investor and the Company to the waiver of the right to trial by jury.

5.12 Further Assurances.  At any time or from time to time after any Closing, the Company, on the one hand, and the Investor, on the other hand, agrees to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby relating to the purchase contemplated herein and to otherwise carry out the intent of the parties hereunder.

5.13 Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such nonbreaching or nondefaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

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EXHIBIT 10.61

In Witness Whereof, the parties have caused this Note and Warrant Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

Company:

COMMUNICATION INTELLIGENCE CORPORATION

By: /s/ Craig Hutchison
Name: Craig Hutchison
Title:          Vice President and Assistant Treasurer

Address:  275 Shoreline Drive, Suite 500
                Redwood Shores, California 94065
Fax:         650-802-7777

Investor:

PHOENIX BANNER HOLDINGS LLC

By: Phoenix Banner Partners LLC,
       its Managing Member

By: /s/ Andrea Goren
Name: Andrea Goren
Title:   Member

Address: 110 East 59th Street, Suite 1901
               New York, NY 10022
Fax:        212-202-7565

EXHIBIT 10.61

NAME OF INVESTOR	ORIGINAL PRINCIPAL AMOUNT	NUMBER OF WARRANT SHARES
Phoenix Banner Holdings LLC	$500,000	5,555,555
Total	$500,000	5,555,555

A-1

EXHIBIT 10.61
SCHEDULE A

Form of Unsecured Convertible Promissory Note

EXHIBIT 10.61

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

COMMUNICATION INTELLIGENCE CORPORATION

Unsecured Convertible Promissory Note

$500,000 September 20, 2011

 Redwood Shores, California

FOR VALUE RECEIVED, the undersigned, Communication Intelligence Corporation, a Delaware corporation (the “Company”), hereby promises to pay to the order of PHOENIX BANNER HOLDINGS LLC or its permitted assigns (the “Holder”) the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) with interest on the unpaid balance from the date hereof, compounded quarterly at the rate of 10.0% per annum on the unpaid principal amount, in lawful money of the United States of America or as otherwise provided in Section 1 hereof, at 110 East 59th Street, Suite 1901, New York, NY 10022, or at such other place as the Holder may designate in writing.  This Note (the “Note”) has been issued pursuant to the Note and Warrant Purchase Agreement dated September 20, 2011, as amended from time to time, among the Company and the Investor named therein (the “Purchase Agreement”) and is entitled to the benefits and rights provided therein.  Terms not otherwise defined herein shall have the definitions ascribed to them in the Purchase Agreement.

1. Maturity, Principal and Interest; Additional Notes.

1.1 The principal of this Note, together with all unpaid interest and any other fees or expenses otherwise due and owed to the Holder under the Purchase Agreement, shall be due and payable on September 20, 2012 (the “Maturity Date”).

1.2  This Note shall bear interest at the rate of 10.0% per annum, compounded quarterly, from the date hereof until repayment of the Note or conversion by the Holder of the Note as set forth in Section 3 hereof.  Interest on this Note shall be computed on the basis of a three hundred sixty-five (365) day year and actual days elapsed.

1.3 Upon conversion of all unpaid principal and accrued interest hereunder into the shares of Preferred Stock of the Company pursuant to Section 3 hereof, this Note shall be terminated in its entirety and surrendered to the Company for cancellation.

2. Prepayment.  This Note may be prepaid by the Company, in whole or in part, at any time prior to the Maturity Date, without penalty.

EXHIBIT 10.61

3. Conversion.

3.1 Optional Conversion

.  In the event the Company consummates a sale and issuance of shares of Preferred Stock of the Company prior to the Maturity Date which provides the Company with in excess of $100,000 in gross cash proceeds (the “Next Equity Financing”), at Holder’s option, all of the outstanding principal and accrued and unpaid interest hereunder may be converted into shares of Preferred Stock of the Company on the same terms as the shares of the Preferred Stock issued in the Next Equity Financing, determined in accordance with Section 3.2 hereof; provided, however, that the original conversion price of such Preferred Stock issued hereunder shall be the lower of $0.0225 per share and the price per share of the Preferred Stock issued in the Next Equity Financing.  Upon final conversion, this Note shall be canceled.

3.2 Conversion Shares Issuable.  The number of whole shares of Preferred Stock into which this Note shall be converted pursuant to Section 3.1 hereof shall be determined by dividing (a) the aggregate principal amount of this Note, together with all accrued interest to the date of conversion, by (b) the price per share of the Preferred Stock issued in the Next Equity Financing.

3.3 Conversion Procedures.  The Company shall provide the Holder with written notice within ten (10) days prior to the consummation of the Next Equity Financing and within five (5) days of receipt of such notice the Holder may deliver written notice to the Company, at the address of the Company’s principal executive office, of the Holder’s intent to convert the outstanding principal amount of this Note and accrued interest to the date of such conversion into shares of Preferred Stock in accordance with Section 3.2 hereof.  In connection with giving such notice, Holder shall surrender the Note to the Company.

3.4 Delivery of Stock Certificates.  Upon the conversion of this Note into Preferred Stock in accordance with the terms herein and return of the original Note to the Company together with executed copies of such agreements as are executed by the investor, the Company at its expense will issue and deliver to the Holder of this Note a certificate or certificates (bearing such legends as are required by applicable federal and state securities laws in the opinion of counsel to the Company) for the number of whole shares of Preferred Stock issuable upon such conversion.

3.5 No Fractional Shares.  No fractional shares of Preferred Stock shall be issued upon conversion of this Note.  In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder in cash the amount of outstanding indebtedness that is not so converted.

4. Events of Default; Remedies.

4.1 So long as this Note is outstanding, an “Event of Default” with respect to this Note shall mean the occurrence and existence of one or more of the following events or conditions (for any reason, whether voluntary, involuntary or effected or required by any Law applicable to the Company):

(a) The Company fails to pay when due and payable any portion of the principal, interest, fees, expenses and other charges or other indebtedness related to the Note, whether direct or indirect, absolute or contingent in any manner and at any time, whether evidenced by the Note or arising under the Purchase Agreement, due or hereafter to become due, now owing or that may be hereafter incurred by the Company, to the holder of the Note, or any judgments that may hereafter be rendered on such indebtedness or any part thereof, with interest according to the rates and terms specified, or as provided by Law (the “Note Indebtedness”).

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EXHIBIT 10.61

(b) The Company fails or neglects to perform, keep, or observe in any material respect any term, provision, condition, covenant or agreement contained in the Purchase Agreement or any other Loan Document and such failure or neglect to perform remains in effect for a period of ten (10) days.

(c) If any event of default occurs in payment or performance of any obligation in favor of any person from whom the Company has borrowed money aggregating in excess of $100,000 which would entitle the holder to accelerate repayment of the borrowed money, and such default is not waived in writing within ten (10) days of the occurrence of such default.

(d) The Company institutes proceedings to be adjudicated as bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, provincial or state law relating to bankruptcy, insolvency, reorganization or relief of debtors, or the consent by it to the filing of any such petition or to the appointment under any such law of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of substantially all of its property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

(e) If there is the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement or adjustment of or in respect of the Company under any applicable Law relating to bankruptcy, insolvency, reorganization or relief of debtors, or appointing under any such Law a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of substantially all of its property, or ordering pursuant to any such Law the winding-up or liquidation of its affairs, and the continuance of any such decree, petition, appointment or order unstayed and in effect for a period of 45 consecutive days.

(f) If any act, matter or thing is done to, or any action or proceeding is launched or taken to, terminate the corporate existence of the Company, whether by winding-up, surrender of charter or otherwise.

(g) If the Company ceases to carry on its business or makes or proposes to make any sale of its assets in bulk or any sale of its assets out of the usual course of its business.

(h) If any judgment or order for the payment of money in excess of $100,000 shall be rendered against the Company and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

(i) If any action is taken or power or right be exercised by any governmental authority which, in the judgment of the holder of the Note, acting reasonably, has a material adverse effect on the Company’s business, properties, prospects or condition (financial or otherwise).

(j) If there shall occur or arise any change (or any condition, event or development involving a prospective change) in the business, operations, affairs, assets, liabilities (including any contingent liabilities that may arise through outstanding pending or threatened litigation or otherwise), financial condition, or prospects of the Company which, in the judgment of the holder of the Note, acting reasonably, has or is reasonably expected to have a material adverse effect on the Company or on its ability to perform its obligations hereunder or under the Loan Documents.

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EXHIBIT 10.61

(k) Any representation or warranty made or deemed to be made by the Company in the Purchase Agreement or any other Loan Document shall proved to have been misleading in any material respect at the time that it was made.

4.2 Exercise of Remedies.

(a) If an Event of Default (other than an Event of Default under Section 4.1(d) or (e)) has occurred and is continuing hereunder:

(i) The holder of the Note may declare the entire unpaid Note Indebtedness, immediately due and payable, without presentment, notice or demand, all of which are hereby expressly waived by the Company; and

(ii) The holder of the Note may exercise any remedy permitted by this Note and the Purchase Agreement or the other Loan Documents or at law or in equity.

(b) If an Event of Default under Section 4.1(d) or (e) has occurred and is continuing hereunder:

(i) The entire unpaid Note Indebtedness shall automatically become immediately due and payable, without presentment, notice or demand, all of which are hereby expressly waived by the Company.

(ii) The holder of the Note may exercise any remedy permitted by this Note and the Purchase Agreement or the other Loan Documents or at law or in equity.

4.3 Waiver of Defaults.  No Event of Default shall be waived except in a writing signed by the holder of the Note.  No waiver of any Event of Default shall extend to any other or further Event of Default.

5. No Assignment; Successors and Assigns.  The Company may not assign this Note without the prior written consent of the holder of the Note.  Subject to the foregoing sentence and the restrictions on transfer described in Section 7 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.  Effective upon any such assignment, the person or entity to whom such rights, interests and obligations were assigned shall have and exercise all of the Holder’s rights, interests and obligations hereunder as if such person or entity were the original Holder of this Note.

6. Waiver and Amendment.  Any provision of this Note may be amended, waived or modified only as provided in the Purchase Agreement.

7. Transfer of this Note.  With respect to any offer, sale or other disposition of this Note, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel in a form reasonably satisfactory to the Company’s counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect).  Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company.  If a determination has been made pursuant to this Section 7 that the opinion of

4

EXHIBIT 10.61

counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made.  Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

8. Notices.  All notices, requests, consent and demands hereunder shall be made in writing in the manner described in the Purchase Agreement.

9. No Stockholder Rights.  Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

10. Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.  Each of the parties hereto hereby irrevocably consents to the (non-exclusive) jurisdiction of the courts of the State of New York and of any Federal court located therein in connection with any suit, action or other proceeding arising out of or relating to this Note and waives any objection to venue in the State of New York.

11. Charges, Taxes and Expenses.  Issuance and delivery of a certificate for shares of the Preferred Stock upon the conversion of this Note shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificate for shares of the Preferred Stock upon the conversion of this Note in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Note or receiving shares of the Preferred Stock upon the conversion of this Note.

12. Loss, Theft or Destruction of Note.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver a new Note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such Note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

13. Usury.  This Note is hereby expressly limited so that in no event whatsoever, whether by reason of acceleration of maturity of the loan evidenced hereby or thereby, or otherwise, shall the amount paid or agreed to be paid to the Holder hereunder for the loan, use, forbearance or detention of money exceed that permissible under applicable law.  If at any time the performance of any provision of this Note involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Holder that all payments under this Note are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth herein or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal.  The provisions of this Section 13 shall never be superseded or waived and shall control every other provision of this Note.

5
5

EXHIBIT 10.61

14. Issue Date.  The provisions of this Note shall be construed and shall be given effect in all respects as if this Note had been issued and delivered by the Company on the earlier of the date hereof or the date of issuance of any Note for which this Note is issued in replacement.

15. Heading; References.  All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.  Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

16. Delays.  No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right.

17. Severability.  If any provision or set of provisions of this Note (or any portion thereof) is held by an arbitrator or court of competent jurisdiction to be invalid, illegal or unenforceable for any reason whatever: (a) such provision shall be limited or modified in its application to the minimum extent necessary to avoid the invalidity, illegality or unenforceability of such provision and such modified provision shall be reduced to a writing and signed by the parties hereto; (b) the validity, legality and enforceability of the remaining provisions of this Note shall not in any way be affected or impaired thereby; and (c) to the fullest extent possible, the provisions of this Note shall be construed so as to give effect to the intent manifested by the provision (or portion thereof) held invalid, illegal or unenforceable.

18. No Impairment.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Note against impairment.

6

EXHIBIT 10.61

In Witness Whereof, the Company has caused this Note to be issued as of the date first set forth above.

Company:

COMMUNICATION INTELLIGENCE CORPORATION

By: /s/ Craig Hutchison
Name: Craig Hutchison
Title: Vice President and Assistant Treasurer

Address: 275 Shoreline Drive, Suite 500 Redwood Shores, California 94065

Facsimile Number: 650-802-7777

Holder:
PHOENIX BANNER HOLDINGS LLC By: Phoenix Banner Partner LLC, its Managing Member

By: /s/ Andrea Goren
Name: Andrea Goren Title: Member

Address: 110 East 59th Street, Suite 1901 New York, NY 10022

Facsimile Number: 212-202-7565

7

Exhibit B

Form of Warrant to Purchase Shares of Preferred Stock

EXHIBIT 10.61

EXECUTION COPY

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

COMMUNICATION INTELLIGENCE CORPORATION

COMMON STOCK PURCHASE WARRANT

Warrant No. 11-20                                                                                                   Dated: September 20, 2011

Communication Intelligence Corporation, a Delaware corporation (the “Company”), hereby certifies that, for value received, Phoenix Banner Holdings LLC, or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 5,555,555 shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $0.0225 (as adjusted from time to time as provided in Section 9, the “Exercise Price”) at any time from September 20, 2011 and through and including September 20, 2014 (the “Expiration Date”), and subject to the following terms and conditions.  This Warrant (this “Warrant”) is issued pursuant to that certain Note and Warrant Purchase Agreement dated September 20, 2011, as amended from time to time, among the Company and the Investor named therein (the “Purchase Agreement”).

1. Definitions.  In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in Annex D hereto.

2. Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as Annex A duly completed and signed, to the transfer agent or to the Company at its address specified herein.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a

EXHIBIT 10.61

New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4. Exercise and Duration of Warrants.  This Warrant shall be exercisable in whole or in part by the registered Holder at any time from September 20, 2011 and through and including the Expiration Date.  At 6:30 p.m. New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value; provided that, if on the Expiration Date, there is no effective Registration Statement covering the resale of the Warrant Shares, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a “cashless exercise” basis at 6:30 p.m. New York City time on the Expiration Date.  The Company may not call or redeem any portion of this Warrant without the prior written consent of the affected Holder.

5. Delivery of Warrant Shares.

(a) Other than as may be required in connection with registration of a transfer of this Warrant, the Holder shall not be required to physically surrender this Warrant unless this Warrant is being exercised in full.  To effect exercises hereunder, the Holder shall duly execute and deliver to the Company at its address for notice set forth herein (or to such other address as the Company may designate by notice in writing to the Holder), an Exercise Notice in the form of Annex B hereto, along with the Warrant Share Exercise Log in the form of Annex C hereto, and shall pay the Exercise Price, if applicable, multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder.  The Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder a certificate for the Warrant Shares issuable upon such exercise.  The Company shall, upon request of the Holder, and subsequent to the date on which a Registration Statement covering the resale of the Warrant Shares has been declared effective by the SEC, use commercially reasonable efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.  A “Date of Exercise” for purposes of this Warrant, means the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.  If by the third Trading Day after the Date of Exercise, the Company fails to deliver the required number of Warrant Shares, the Holder will have the right to rescind the exercise.  If by the third Trading Day after a Date of Exercise, the Company fails to deliver the required number of Warrant Shares, and if after such third Trading Day and prior to the receipt of such Warrant Shares, the

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EXHIBIT 10-61

Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy In”), then the Company shall (i) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock on the exercise date and (ii) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Warrant Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy In.

(b) In the event that a Holder surrenders this Warrant following one or more partial exercises, the Company shall, provided that the applicable number of Warrant Shares related to each such partial exercise has been delivered pursuant to Section 5(a), cancel such surrendered Warrant and issue or cause to be issued to the Holder, at the Company’s expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6. Charges, Taxes and Expenses.  Issuance and delivery of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested.  Applicants for a New Warrant under such circumstances shall also comply with such other

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EXHIBIT 10.61

reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.  If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8. Reservation of Warrant Shares.

(a) The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of Section 9, if any).  The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable.  The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.  The Company will notify its transfer agent for the Common Stock of the reservation of shares of Common Stock as required under this provision.

(b) Insufficient Authorized Shares.  If the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant and Warrants of like tenor at least a number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of the Warrants of like tenor then outstanding (an “Authorized Share Failure”), then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the required amount for the Warrants of like tenor then outstanding.  Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock.  In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use commercially reasonable efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal.

9. Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Issuance of Additional Common Stock.  If at any time while this Warrant is outstanding, the Company shall issue Additional Common Stock (as defined herein) at a price per share, or with an exercise price or conversion price (as the case may be), lower than the Exercise Price in effect at such time, then the Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

4

EXHIBIT 10.61

EP2 = (EP1 * (A + B)) / (A + C)

For purposes of the foregoing formula, the following definitions shall apply:

(A) “EP2” shall mean the Exercise Price in effect immediately after such issue of Additional Common Stock;

(B) “EP1” shall mean the Exercise Price in effect immediately prior to such issue of Additional Common Stock;

(C) “A” shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon conversion or exchange of all Convertible Securities (as defined herein) outstanding immediately prior to such issue);

(D) “B” shall mean the aggregate consideration received by the Company with respect to such issue of Additional Common Stock divided by EP1; and

(E) “C” shall mean the number of such Additional Common Stock issued in such transaction.

“Additional Common Stock” shall mean all shares of Common Stock and Convertible Securities issued by the Company at any time while this Warrant is outstanding, except (i) the Warrant Shares, (ii) Common Stock issued pursuant to the exercise of options and warrants outstanding on the date of issuance of this Warrant; (iii) Common Stock (including Common Stock issued upon the conversion or exercise of Convertible Securities) or Convertible Securities issued to employees, consultants, officers or directors of the Company pursuant to compensatory stock purchase or stock option plans, agreements or arrangements approved by the Board of Directors, (iv) Common Stock (including Common Stock issued upon the conversion or exercise of Convertible Securities) or Convertible Securities issued to underwriters, brokers, dealers, finders or others in connection with fundraising (debt or equity) activities, (v) Common Stock issued upon conversion or exercise of Convertible Securities outstanding on the date of issuance of this Warrant, (vi) Common Stock issued as dividends on any series of the Company’s preferred stock, whether existing now or in the future, and (vii) Common Stock issued in connection with a stock dividend or distribution covered by Section 9(b) and (j).

(b) Stock Dividends and Splits.  If at any time while this Warrant is outstanding, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares and the then applicable Exercise Price shall be correspondingly decreased, each in accordance with Section 9(h).

(c) Change in Option Price or Conversion Rate.  If, at any time after the date hereof, (1) the purchase price or exercise price provided for in any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock that are outstanding as of the date hereof (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) issued by the

5

EXHIBIT 10.61

Corporation is reduced, (2) the number of shares into which the Option is exercisable is increased, (3) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities is increased (if such consideration is payable to the holder of the Convertible Securities) or decreased (if such consideration is payable by the holder of the Convertible Securities), or (4) the rate at which Convertible Securities are convertible into or exchangeable for Common Stock is increased or the conversion price is decreased (including, but not limited to, such increases or decreases, as applicable, under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

(d) Aggregation of Shares.  If at any time while this Warrant is outstanding, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date of such consolidation, combination or reclassification, the number of shares issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares and the then applicable Exercise Price shall be correspondingly increased.

(e) Replacement of Securities Upon Reorganization, etc.  If at any time while this Warrant is outstanding (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any capital reorganization or reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each, a “Fundamental Transaction”), then, as a condition of such Fundamental Transaction, lawful and fair provision shall be made whereby the Holder of the Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by the Warrants, had such Fundamental Transaction not taken place and in such event appropriate provision shall be made with respect to the rights and interests of the Holder of the Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such Fundamental Transaction unless prior to the consummation thereof the

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EXHIBIT 10.61

successor corporation (if other than the Company) resulting from such Fundamental Transaction, or the corporation purchasing such assets in a Fundamental Transaction, shall assume by written instrument executed and delivered to the Holders of the Warrants the obligation to deliver to the Holders of the Warrant such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such Holders may be entitled to purchase.  Notwithstanding the foregoing, in the event of any Fundamental Transaction, other than a Fundamental Transaction in which a successor entity of the Company that is a publicly traded corporation whose stock is quoted or listed for trading on a Trading Market assumes this Warrant such that the Warrant shall thereafter be exercisable for the publicly traded common stock of such successor entity, then, at the written request of the Holder, if and only if such request is delivered by notice in writing to the Company within 30 Business Days following the effective date of the Fundamental Transaction, the Company (or the successor entity) shall purchase this Warrant from the Holder by paying to the Holder, within five Business Days after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount per Warrant Share equal to the Transaction Value per share of Common Stock outstanding less the Exercise Price. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 9(e) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

“Transaction Value” shall mean the value on the effective date of the Fundamental Transaction of the net pre-tax proceeds received or receivable by common stockholders of the Company in the Fundamental Transaction.  Any proceeds not constituting cash shall be valued at their fair market value (as determined in good faith by the Company’s Board of Directors after reasonable prior notice of the proposed determination to the Holder, and an opportunity for the Holder to discuss the proposed determination with the Company).

(f) Number of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(g) Calculations.  All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(h) Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities, cash or property issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in

7

EXHIBIT 10.61

detail the facts upon which such adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(i) Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten Business Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(j) Rights Upon Distribution Of Assets.  If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to Holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive such Distribution and such record date shall be deemed to be the date of such Distribution (the “Record Date”), then, in each such case:

(A)           any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (I) the numerator shall be the closing bid price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the fair market value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (II) the denominator shall be the closing bid price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(B)           the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (A); provided that in the event that the Distribution is of shares of Common Stock (or common stock) (“Other Shares of Common Stock”) of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms

8

EXHIBIT 10.61

of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (A) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (B).

(k) Treasury Shares.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this Section 9.

10. Payment of Exercise Price

.  The Holder shall pay the Exercise Price in immediately available funds; provided, however, the Holder, in its sole discretion, may also satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

11. Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

12. Notices.  Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (ii) the Trading Day following the date of mailing, if sent by nationally

9

EXHIBIT 10.61

recognized overnight courier service or (iii) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices or communications shall be as set forth in the Purchase Agreement or at such other address as the Holder shall notify the Company.

13. Warrant Agent.  The Company shall serve as warrant agent under this Warrant.  Upon 10 days’ notice to the Holder, the Company may appoint a new warrant agent.  Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

14. Miscellaneous.

(a) Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the Holder in whole or in part.  This Warrant may not be assigned by the Company except to a successor in the event of a sale of all or substantially all of the Company’s assets or a merger or acquisition of the Company.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.  Subject to the preceding sentences, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

(c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE

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EXHIBIT 10.61

TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f) Prior to exercise of this Warrant, the Holder hereof shall not, by reason of being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

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EXHIBIT 10.61

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

COMMUNICATION INTELLIGENCE CORPORATION

By: /s/ Craig Hutchison
Name: Craig Hutchison
Title:           Vice President and Assistant Treasurer

[Signature Page to Common Stock Warrant]

EXHIBIT 10.61

ANNEX A

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase  ____________ shares of Common Stock of Communication Intelligence Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Communication Intelligence Corporation with full power of substitution in the premises.

Dated:                      ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

EXHIBIT 10.61

ANNEX B

FORM OF EXERCISE NOTICE

[To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant]

To:  COMMUNICATION INTELLIGENCE CORPORATION

The undersigned is the Holder of Warrant No. ___ (the “Warrant”) issued by Communication Intelligence Corporation, a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

2.	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

3.	The Holder intends that payment of the Exercise Price shall be made as (check one):

____           “Cash Exercise” under Section 10

____           “Cashless Exercise” under Section 10

4.	If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

5.	Pursuant to this exercise, the Company shall deliver to the Holder _______________ Warrant Shares in accordance with the terms of the Warrant.

6.	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

Dated:                                ,           Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

EXHIBIT 10.61

ANNEX C

WARRANT SHARES EXERCISE LOG

DATE	NUMBER OF WARRANT SHARES AVAILABLE TO BE EXERCISED	NUMBER OF WARRANT SHARES EXERCISED	NUMBER OF WARRANT SHARES REMAINING TO BE EXERCISED

EXHIBIT 10.61

ANNEX D

DEFINITIONS

“Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York, or is a day on which banking institutions located in such state are closed or which the Federal Reserve Banks are closed.

“Closing Price” means the closing price for a share of the Company’s Common Stock, as quoted on OTCQB or the primary market on which shares of the Company’s Common Stock are traded as of the Date of Exercise, as the case may be.

“Person” means and includes natural persons, corporations, limited liability companies, limited partnerships, limited liability partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental person, the successor functional equivalent of such Person).

“Registration Statement” means a registration statement filed with the Securities and Exchange Commission for the purposes of registering the Warrant Shares, including (in each case) the prospectus, amendments and supplements to such registration statements or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“SEC” means the United States Securities and Exchange Commission.

“Trading Day” means any day excluding Saturday and Sunday on which shares of the Company’s Common Stock are traded on OTCQB or the primary market on which shares of the Company’s Common Stock are traded as of the Date of Exercise, as the case may be.

“Trading Market” means a national securities exchange, an automated inter-dealer quotation system of a national securities association, or such other market on which shares of the successor entity of the Company are publicly traded, as the case may be.

3